UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2013

Aegerion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34921	20-2960116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Main Street, Suite 1850

Cambridge, Massachusetts 02142

(Address of principal executive offices) (Zip Code)

(617) 500-7867

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Revised Risk Factors

Aegerion Pharmaceuticals, Inc. (“Company”) is filing the risk factors attached hereto as Exhibit 99.1 for the purpose of updating and superseding the risk factor disclosure contained in its prior public filings, including those discussed under the caption “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission (“SEC”) on March 15, 2012 (“2011 Form 10-K”), and its Quarterly Report on Form 10-Q for the period ended September 30, 2012, which was filed with the SEC on November 9, 2012.

Recent Adoption of New Accounting Standard

The Company also is filing this Current Report on Form 8-K to disclose the retrospective impact of the adoption of the Financial Accounting Standards Board’s (“FASB”) amended accounting standard, Comprehensive Income (Topic 220), Presentation of Comprehensive Income, an amendment of the FASB Accounting Standards Codification (ASU No. 2011-05, as amended by ASU No. 2011-12) (“New Accounting Standard”) on its historical financial statements, as presented in the 2011 Form 10-K. The Company adopted the New Accounting Standard on the presentation of comprehensive income (loss) in the Company’s first quarter 2012 financial statements as reported on its Quarterly Report on Form 10-Q for the period ended March 31, 2012, which was filed with the SEC on May 10, 2012. The New Accounting Standard is to be applied retrospectively and requires, among other things, that the Company disclose the components of comprehensive income (loss) in either (1) a continuous statement of comprehensive income (loss) or (2) two separate but consecutive statements. The retrospective application of the New Accounting Standard has not yet been reflected in the Company’s annual financial statements; however, the information is provided in the table below. The table below presents the Company’s Consolidated Statements of Comprehensive Loss for each of the five years in the period ended December 31, 2011, which should be read in conjunction with the information in the 2011 Form 10-K.

Aegerion Pharmaceuticals, Inc.

Consolidated Statements of Comprehensive Loss

(Unaudited)

	Years Ended December 31,

	2011	2010	2009	2008	2007
Net loss	$(39,468,187)	$(14,253,841)	$(12,196,002)	$(25,035,035)	$(20,194,242)
Other comprehensive income (loss):
Foreign currency translation	(19,949)	—	—	—	—
Unrealized gains (losses) on marketable securities:
Unrealized holding gains on available-for-sale investments	129,077	510,000	80,759	—	—
Less: Reclassification adjustments for gains included in net loss	(747,884)	—	—	—	—

Unrealized gains (losses) on marketable securities, net	(618,807)	510,000	80,759	—	—

Other comprehensive income (loss)	(638,756)	510,000	80,759	—	—

Comprehensive loss	$(40,106,943)	$(13,743,841)	$(12,115,243)	$(25,035,035)	$(20,194,242)

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGERION PHARMACEUTICALS, INC.

Date: January 10, 2013	By:	/s/ Anne Marie Cook
	Name:	Anne Marie Cook
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Risk Factors